UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 2, 2015
(Date of earliest event reported)

Yuma Energy, Inc.
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-32989	94-0787340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1825
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 968-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 2, 2015, Yuma Energy, Inc. (the “Registrant”) posted to its website a slideshow presentation, which is attached hereto as Exhibit 99.1. The Registrant has determined that from time to time it may make presentations to investors and others in the investment banking community utilizing this slideshow, with immaterial modifications. Furthermore, the Registrant may make these presentations to other parties in the normal course of business which may include commercial banks, potential institutional investment partners, acquisition candidates, asset sellers and vendors. The information contained in the presentation materials is summary information that is intended to be considered in the context of the Registrant’s filings with the Securities and Exchange Commission and other public announcements that it may make, by press release or otherwise, from time to time.

Some of the matters discussed in the presentation materials contain forward-looking statements that involve uncertainties and risks related to, intense competition in the oil and gas industry, the Registrant’s dependence on its management, volatile oil and gas prices, uncertainties associated with oil and gas reserve estimates, operating and capital costs and the Registrant’s need to replace production and acquire or develop additional oil and gas reserves, among other matters. Actual results could differ materially from those projected and the Registrant cautions readers not to place undue reliance on the forward-looking statements contained in, or made in connection with, the presentation materials.

On February 2, 2015, the Registrant issued a press release announcing that it will present at IPAA’s 11th Annual OGIS Florida Conference on Tuesday, February 3, 2015. Chairman, President and Chief Executive Officer Sam L. Banks will give a general session presentation from 1:35 p.m. to 2:05 p.m. eastern time. A copy of such press release is attached hereto as Exhibit 99.2.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Registrant makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Slideshow Presentation dated February 2015.

99.2	Press Release dated February 2, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMA ENERGY, INC.

Date: February 2, 2015	By:	/s/ Sam L. Banks
Sam L. Banks
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slideshow Presentation dated February 2015.

99.2	Press Release dated February 2, 2015.